NATIONS ANNUITY TRUST

                             Supplement dated August 24, 1998
                             to Prospectus dated March 1, 1998


         The prospectus for Nations Annuity Trust is hereby supplemented by the following:

1. By adding the following sentence at the end of the third paragraph on page 4 under the heading "How Objectives Are Pursued--Nations International Growth Portfolio":

For defensive purposes, the Portfolio may temporarily invest substantially all of its assets in U.S. financial markets or U.S. dollar denominated instruments.

2. By deleting the third and fourth sentences in the second paragraph on page 5 under the heading "How Objectives Are Pursued-Nations Disciplined Equity Portfolio" and replacing them with the following sentences:

The Portfolio will invest primarily in medium and large sized companies
(i.e. companies with market capitalization of $1 billion or greater) that are determined to have favorable price-to-earning ratios. The Portfolio may also invest in securities issued by companies with market capitalization of less than $1 billion.

3. By adding the following sentences at the end of the first full paragraph under the heading "Risk Considerations" on page 10:

The techniques employed by the Adviser in managing this Portfolio generally result in a portfolio of fewer holdings than that of other equity mutual funds. As a result, the net asset value of a share in the Portfolio tends to fluctuate more greatly than would otherwise be the case with an equity fund that invested more broadly. In other words, an investment in the Portfolio represents both greater risks and potential rewards than may the case with an equity fund whose portfolio is more diversified.

4. By inserting the following paragraph on page 11 before the heading "Investment Limitations":

Year 2000 Issue: Many computer programs employed throughout the world use two digits to identify the year. Unless modified, these programs may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. Any failure to adapt these programs in time could hamper the Portfolios' operations. The Portfolios' principal service providers have advised the Portfolios that they have been actively working on implementing necessary changes to their systems, and that they expect that their systems will be adopted in time, although

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there can be no assurance of success.  Because the Year 2000 issue affects virtually all organizations, the companies or governmental entities in which the Portfolios invest could be adversely impacted by the Year 2000 issue, although the extent of such impact cannot be predicted. To the extent the impact on a portfolio holding is negative, a Portfolio's return could be adversely affected.

5. By inserting the following as the third paragraph under the heading "How The Portfolios Are Managed" on page 12:

NationsBank Corporation, the parent company of NationsBank, has signed an agreement to merge with BankAmerica Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. NationsBank and NBAI have advised the Portfolios that the merger will not reduce the level or quality of advisory and other services provided to the Portfolios.

6. By deleting the paragraphs regarding Greg W. Golden, Jeffrey C. Moser, Sharon M. Herrmann and Julie L. Hale under "How The Portfolios Are Managed-Investment Adviser" on pages 13 and 14 and replacing them with the following paragraphs:

The Structured Products Management Team of TradeStreet is responsible for the day-to-day management of Nations Managed Index Portfolio, Nations Managed SmallCap Index Portfolio and Nations Disciplined Equity Portfolio.

The Value Management Team of TradeStreet is responsible for the day-to-day management of Nations Value Portfolio and Nations Balanced Assets Portfolio.

7. By deleting the paragraphs regarding NationsBank of Texas, N.A. and The Bank of New York on page 15 under the heading "How The Portfolios Are Managed-Other Service Providers" and replacing them with the following paragraphs:

The Bank of New York ("BNY" or the "Custodian"), located at 90 Washington Street, New York, New York 10286, provides custodial services for the assets of all Portfolios except Nations International Growth Portfolio. In return for providing custodial services to the Nations Funds Family, BNY is entitled is entitled to receive, in addition to out-of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations Funds' non-money market funds or portfolios up to $10 billion; and
(ii) 1/2 of one basis point on the excess, including all Nations Funds' money market funds or portfolios.

BNY, Avenue des Arts, 35 1040 Brussels, Belgium serves as Custodian for the assets of Nations International Growth Portfolio.